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Exhibit 23

CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS

        We consent to the incorporation by reference in Registration Statement No. 33-29576 and the related Prospectus (1986 Stock Option Plan) of Sea Containers Ltd. on Form S-8 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-11588 and the related Prospectus (Debt Securities Shelf Offering) of Sea Containers Ltd. on Form S-3 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-13356 and the related Prospectus (1997 Stock Option Plan) of Sea Containers Ltd. on Form S-8 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-87826 and the related Prospectus (Silja Put Optionees) of Sea Containers Ltd. on Form S-3 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-101574 and the related Prospectus (Share Shelf Offering) of Sea Containers Ltd. on Form S-3 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and

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SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-103995 and the related Prospectus (13% Senior Note Exchange Offer) of Sea Containers Ltd. on Form S-4 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

        We consent to the incorporation by reference in Registration Statement No. 333-103999 and the related Prospectus (12 1/2% Senior Note Exchange Offer) of Sea Containers Ltd. on Form S-4 of our report dated March 6, 2003 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", effective January 1, 2002, and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137 and 138, effective January 1, 2001) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

New York, New York
March 28, 2003

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CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS